Exhibit 10.21
FIRST AMENDED AND RESTATED TERM NOTE

$5,000,000	Denver, Colorado July 24, 2006
     For value received, each of the undersigned, GLOBAL EMPLOYMENT SOLUTIONS, INC., a Colorado corporation (“Global”), EXCELL PERSONNEL SERVICES CORPORATION, an Illinois corporation (“Excell”), FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC., a New York corporation (“Friendly”), TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michaels & Associates, Inc. and successor by merger to Temporary Placement Service, Inc., a Georgia corporation (“TPS”), SOUTHEASTERN STAFFING, INC., a Florida corporation (“Southeastern”), SOUTHEASTERN PERSONNEL MANAGEMENT, INC., a Florida corporation (“SPM”), MAIN LINE PERSONNEL SERVICES, INC., a Pennsylvania corporation (“Main Line”), BAY HR, INC., a Florida corporation (“BHR”), SOUTHEASTERN GEORGIA HR, INC., a Georgia corporation (“SGHR”), SOUTHEASTERN STAFFING II, INC., a Florida corporation (“SEII”), SOUTHEASTERN STAFFING III, INC., a Florida corporation (“SEIII”), SOUTHEASTERN STAFFING IV, INC., a Florida corporation (“SEIV”), SOUTHEASTERN STAFFING V, INC., a Florida corporation (“SEV”), and SOUTHEASTERN STAFFING VI, INC., a Florida corporation (“SEVI”) (Global, Excell, Friendly, TPS, Southeastern, SPM, Main Line, BHR, SGHR, SEII, SEIII, SEIV, SEV, and SEVI, each a “Borrower” and collectively, the “Borrowers”), hereby jointly and severally promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BANK, N.A. (the “Lender”), acting through its WELLS FARGO BUSINESS CREDIT operating division, at its office in Denver, Colorado, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million Dollars ($5,000,000) or the aggregate unpaid principal amount of all Term Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this First Amended and Restated Term Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement dated the same date as this First Amended and Restated Term Note (as the same has been and may be amended or otherwise modified from time to time, the “Credit Agreement”) by and among the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This First Amended and Restated Term Note may be prepaid only in accordance with the Credit Agreement.
     This First Amended and Restated Term Note is issued in replacement of and in substitution for, but not in repayment of, the Term Note dated as of March 31, 2006, payable to the order of the Lender in the original principal amount of $5,000,000, and is issued pursuant to, and is subject to, the Credit Agreement, which provides, among other things, for acceleration hereof. This First Amended and Restated Term Note is the Term Note referred to in the Credit Agreement. This First Amended and Restated Term Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     Each Borrower hereby agrees to pay all costs of collection, including reasonable attorneys’ fees and legal expenses in the event this First Amended and Restated Note is not paid when due, whether or not legal proceedings are commenced. The obligations of Borrowers hereunder are joint and several.
     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

GLOBAL EMPLOYMENT SOLUTIONS,		EXCELL PERSONNEL SERVICES
INC.		CORPORATION

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name:	Howard Brill	Name:	Howard Brill
Its:	Chief Executive Officer and President	Its:	Executive Vice President

FRIENDLY ADVANCED SOFTWARE		TEMPORARY PLACEMENT SERVICE,
TECHNOLOGY, INC.		INC., f/k/a Michael & Associates, Inc. and
successor by merger to Temporary
Placement Service, Inc.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name:	Howard Brill	Name:	Howard Brill
Its:	Executive Vice President	Its:	Executive Vice President

SOUTHEASTERN STAFFING, INC.		SOUTHEASTERN GEORGIA HR, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name:	Howard Brill	Name:	Howard Brill
Its:	Executive Vice President	Its:	Executive Vice President

SOUTHEASTERN PERSONNEL		MAIN LINE PERSONNEL SERVICES,
MANAGEMENT, INC.		INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name:	Howard Brill	Name:	Howard Brill
Its:	Executive Vice President	Its:	Executive Vice President

BAY HR, INC.		SOUTHEASTERN STAFFING II, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name:	Howard Brill	Name:	Howard Brill
Its:	Executive Vice President	Its:	Executive Vice President

(SEAL)

SOUTHEASTERN STAFFING III, INC.		SOUTHEASTERN STAFFING IV, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name:	Howard Brill	Name:	Howard Brill
Its:	Executive Vice President	Its:	Executive Vice President

SOUTHEASTERN STAFFING V, INC.		SOUTHEASTERN STAFFING VI, INC.

By:	/s/ Howard Brill	By:	/s/ Howard Brill

Name:	Howard Brill	Name:	Howard Brill
Its:	Executive Vice President	Its:	Executive Vice President

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